Term Note - Long-term Debt and Net Premium Balance (Detail) $ in Thousands	Dec. 31, 2018 USD ($)
Debt Instrument, Periodic Payment [Abstract]
Face value of term note	$ 15,000
Net premium associated with accretion of final payment, issuance of common stock warrants, and other debt issuance costs	50
Term note, current and noncurrent	15,050
Less term note, current portion	(1,667)
Term note, noncurrent portion	$ 13,383